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                          FIRST SUPPLEMENTAL INDENTURE

         This FIRST SUPPLEMENTAL INDENTURE, dated as of October 14, 1999, is among American Plumbing & Mechanical, Inc., a Delaware corporation (the "Company"), each of the parties identified under the caption "Guarantors" on the signature page hereto (the "Guarantors") and State Street Bank and Trust Company, as Trustee:

                                    RECITALS

         WHEREAS, the Company, the subsidiaries of the Company named therein and the Trustee entered into an Indenture, dated as of May 19, 1999 (as amended or supplemented, the "Indenture"), pursuant to which the Company has originally issued $125,000,000 in principal amount of 11 5/8% Senior Subordinated Notes due 2008 (the "Securities"); and

         WHEREAS, Section 9.1(i) of the Indenture provides that the Company and the Trustee may amend or supplement the Indenture in order to execute and deliver a guarantee (a "Guarantee") to comply with Section 10.17 thereof without the consent of the Holders of the Securities; and

         WHEREAS, all acts and things prescribed by the Indenture, by law and by the certificate of incorporation and the bylaws (or comparable constituent documents) of the Company, of the Guarantors and of the Trustee necessary to make this First Supplemental Indenture a valid instrument legally binding on the Company, the Guarantors and the Trustee, in accordance with its terms, have been duly done and performed;

         NOW, THEREFORE, to comply with the provisions of the Indenture and in consideration of the above premises, the Company, the Guarantors and the Trustee covenant and agree for the equal and proportionate benefit of the respective Holders of the Securities as follows:

                                    ARTICLE 1

         Section 1.01. This First Supplemental Indenture is supplemental to the Indenture and does and will be deemed to form a part of, and will be construed in connection with and as part of, the Indenture for any and all purposes.

         Section 1.02. This First Supplemental Indenture will become effective immediately upon its execution and delivery by each of the Company, the Guarantors and the Trustee.

                                    ARTICLE 2

         From this date, in accordance with Section 10.17 and by executing this First Supplemental Indenture, the Guarantors whose signatures appear below are Guarantors for all purposes under the Indenture and are subject to the provisions of the Indenture to the extent provided for in Article XIII thereunder.


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                                    ARTICLE 3

         Section 3.01. Except as specifically modified herein, the Indenture and the Securities are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms with all capitalized terms used herein without definition having the same respective meanings ascribed to them as in the Indenture.

         Section 3.02. Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this First Supplemental Indenture. This First Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect hereto.

         Section 3.03. THE LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE AND ENFORCE THIS FIRST SUPPLEMENTAL INDENTURE, WITHOUT REGARD TO PRINCIPALS OF CONFLICTS OF LAW.

         Section 3.04. The parties may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of such executed copies together shall represent the same agreement.

                          [NEXT PAGE IS SIGNATURE PAGE]


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         IN WITNESS WHEREOF, the parties hereto have caused this First
Supplemental Indenture to be duly executed, all as of the date first written above.

                                     AMERICAN PLUMBING & MECHANICAL, INC.


                                     By: /s/ DAVID C. BAGGETT
                                         ---------------------------------------
                                             David C. Baggett
                                             Chief Financial Officer


                                     GUARANTORS

                                     PARKS MECHANICAL CONSTRUCTION
                                     CORPORATION, a Delaware Corporation

                                     ATLAS PLUMBING & MECHANICAL, L.L.C.
                                     A Delaware limited liability company


                                     By: /s/ DAVID C. BAGGETT
                                         ---------------------------------------
                                             David C. Baggett
                                             Vice President


                                     STATE STREET BANK AND TRUST
                                     COMPANY, as Trustee


                                     By: /s/ MICHAEL HOPKINS
                                         ---------------------------------------
                                     Name:   Michael Hopkins
                                     Title:  Vice President



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